EXHIBIT 32

     Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Pursuant to 18 U.S.C. ss. 1350, we the undersigned Chief Executive Officer and Chief Financial Officer, respectively of Hector Communications Corporation (the "Company") hereby certify:

(1) That the accompanying Annual Report of the Company on Form 10-K/A for the period ended December 31, 2003 (the "Report') fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  September 9, 2004                      /s/ Curtis A. Sampson
                                              --------------------------------
                                              Curtis A. Sampson
                                              Chief Executive Officer


Date:  September 3, 2004                      /s/ Charles A. Braun
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                                              Charles A. Braun
                                              Chief Financial Officer